Exhibit 99.77Q3 CERT

Registrant:  American Century Mutual Funds, Inc.

File Number: 811-0816

Registrant CIK Number:   0000100334


     (a)(i) As of December 18, 2002, an evaluation was performed under the supervision and with the participation of the Registrant's management, including the President (Principal Executive Officer) and Treasurer (Principal Financial Officer), of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's management, including the President and Treasurer, concluded that the Registrant's disclosure controls and procedures were effective as of December 18, 2002.

     (a)(ii)There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect internal controls subsequent to December 18, 2002.

I, William M. Lyons, certify that:

     1. I have reviewed this report on Form N-SAR of American Century Mutual Funds, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

December 23, 2002


/s/William M. Lyons
William M. Lyons
President & Principal Executive Officer


I, Maryanne Roepke, certify that:

     1. I have reviewed this report on Form N-SAR of American Century Mutual Funds, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

December 23, 2002

/s/Maryanne Roepke
Maryanne Roepke
Treasurer & Principal Financial Officer

Registrant Name:  American Century Mutual Funds, Inc.
File Number: 811-7822
Registrant CIK Number: 0000908406

     The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 73A)1, 73A)2, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                      Sub-Custodian:
J.P. Morgan Chase & Company                             See Attachment A

                                Attachment A
a. Foreign Subcustodians:

Country                                                    Foreign Subcustodian

ARGENTINA

JPMorgan Chase Bank
Buenos Aires
AUSTRALIA

Australia and New Zealand Banking Group Ltd.
Melbourne
AUSTRIA

J.P. Morgan AG
Frankfurt
BAHRAIN

National Bank of Bahrain
Manama
BANGLADESH

Standard Chartered Bank
Dhaka
BELGIUM

J.P. Morgan AG
Frankfurt
BERMUDA

The Bank of Bermuda Limited
Hamilton
BOTSWANA

Barclays Bank of Botswana Limited
Gaborone
BRAZIL

Citibank, N.A..
Sao Paulo
BULGARIA

ING Bank N.V.
Sofia
CANADA

Royal Bank of Canada
Toronto


Royal Bank of Canada
Toronto
CHILE

Citibank, N.A
Santiago
CHINA - SHANGHAI

Citibank, N.A.
New York
CHINA - SHENZHEN

JPMorgan Chase Bank
Hong Kong
COLOMBIA

Cititrust Colombia S.A. Sociedad Fiduciaria
Santa Fe de Bogota
CROATIA

Privredna banka Zagreb d.d.
Zagreb
CYPRUS

The Cyprus Popular Bank Ltd.
Nicosia
CZECH REPUBLIC

Ceskoslovenska obchodni banka, a.s.
Prague
DENMARK

Nordea Bank Danmark A/S
Copenhagen
ECUADOR

Citibank, N.A.
Quito
EGYPT

Citibank, N.A.
Cairo
ESTONIA

Esti Uhispank
Tallinn
FINLAND

J.P. Morgan AG
Frankfurt
FRANCE

J.P. Morgan AG
Frankfurt


J.P. Morgan AG
Frankfurt
GERMANY

J.P. Morgan AG
Frankfurt
GHANA

Barclays Bank of Ghana Limited
Accra
GREECE

J.P. Morgan AG
Frankfurt
HONG KONG

JPMorgan Chase Bank
Hong Kong
HUNGARY

ING Bank Rt.
Budapest
ICELAND

Islandsbanki-FBA
Reykjavik
INDIA

The Hongkong and Shanghai Banking
Corporation Limited
Mumbai


Standard Chartered Bank
Mumbai
INDONESIA

The Hongkong and Shanghai Banking
Corporation Limited
Jakarta
IRELAND

J.P. Morgan AG
Frankfurt
ISRAEL

Bank Leumi le-Israel B.M.
Tel Aviv
ITALY

J.P. Morgan AG
Frankfurt
IVORY COAST

Societe Generale
Paris
JAMAICA

FirstCaribbean International Trust and Merchant Bank (Jamaica) Limited
Kingston
JAPAN

JPMorgan Chase Bank
Tokyo


JPMorgan Chase Bank
Tokyo
JORDAN

Arab Bank Plc
Amman
KAZAKHSTAN

ABN AMRO Bank Kazakhstan
Almaty
KENYA

Barclays Bank of Kenya Limited
Nairobi
LATVIA

Hansabanka
Riga
LEBANON

JPMorgan Chase Bank
New York
LITHUANIA

Vilniaus Bankas AB
Vilnius
LUXEMBOURG

J.P. Morgan AG
Frankfurt
MALAYSIA

HSBC Bank Malaysia Berhad
Kuala Lumpur
MALTA

HSBC Bank Malta p.l.c.
Valletta
MAURITIUS

The Hongkong and Shanghai Banking
Corporation Limited
Port Louis
MEXICO

Banco J.P. Morgan, S.A.
Mexico, D.F


Banco Nacional de Mexico, S.A.
Mexico, D.F
MOROCCO

Banque Commerciale du Maroc S.A.
Casablanca
NAMIBIA

Standard Bank of Namibia Limited
Windhoek
NETHERLANDS

J.P. Morgan AG
Frankfurt


J.P. Morgan AG
Frankfurt
NEW ZEALAND

National Bank of New Zealand
Wellington
*NIGERIA*

The Standard Bank of South Africa Limited
Johannesburg

NORWAY

Den norske Bank ASA
Oslo
OMAN

Oman Arab Bank
Muscat
PAKISTAN

Citibank, N.A.
Karachi


Deutsche Bank AG
Karachi


Standard Chartered Bank
Karachi
PERU

Banco de Credito del Peru
Lima
PHILIPPINES

The Hongkong and Shanghai Banking
Corporation Limited
Manila
POLAND

Bank Rozwoju Eksportu S.A.
Warsaw
PORTUGAL

J.P. Morgan AG
Frankfurt
ROMANIA

ING Bank N.V.
Bucharest
*RUSSIA*

JPMorgan Chase Bank
New York
A/C JPMorgan Chase Bank London (USD NOSTRO Account)


JPMorgan Chase Bank
New York
A/C JPMorgan Chase Bank London (USD NOSTRO Account)

SINGAPORE

Oversea-Chinese Banking Corporation
Singapore
SLOVAK REPUBLIC

Vseobecno Uverova Banka S.A.
Bratislava
SLOVENIA

Bank Austria Creditanstalt d.d. Ljubljana
Ljubljana
SOUTH AFRICA

The Standard Bank of South Africa Limited
Johannesburg
SOUTH KOREA

The Hongkong and Shanghai Banking
Corporation Limited
Seoul


Standard Chartered Bank
Seoul
SPAIN

J.P. Morgan AG
Frankfurt
SRI LANKA

The Hongkong and Shanghai Banking
Corporation Limited
Colombo
SWEDEN

Svenska Handelsbanken
Stockholm
SWITZERLAND

UBS AG
Zurich
TAIWAN

JPMorgan Chase Bank
Taipei


The Hongkong and Shanghai Banking
Corporation Limited
Taipei
THAILAND

Standard Chartered Bank
Bangkok
TUNISIA

Banque Internationale Arabe de Tunisie, S.A.
Tunis
TURKEY

JPMorgan Chase Bank
Istanbul
*UKRAINE*

ING Bank Ukraine
Kiev

U.A.E.

The National Bank of Abu Dhabi
Abu Dhabi
U.K.

National Westminster Bank
London
URUGUAY

BankBoston, N.A
Montevideo.
U.S.A.

JPMorgan Chase Bank
New York
VENEZUELA

Citibank, N.A.
Caracas
VIETNAM

The Hongkong and Shanghai Banking
Corporation Limited
Ho Chi Minh City
ZAMBIA

Barclays Bank of Zambia Limited
Lusaka
ZIMBABWE

Barclays Bank of Zimbabwe Limited
Harare


Item 48

     Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.
                Series No. 1

                Investor Class                          1.00%
                Institutional Class                     0.80%
                Advisor Class                           0.75%
                Class C                                 1.00%

                Series No. 2

                Investor Class                          1.00%
                Institutional Class                     0.80%
                Advisor Class                           0.75%


Series No. 3

                Investor Class                          0.99%
                Institutional Class                     0.79%
                Advisor Class                           0.74%
                Class C                                 0.99%



Series No. 4

                Investor Class                          1.00%
                Institutional Class                     0.80%
                Advisor Class                           0.75%
                Class C                                 1.00%

Series No. 11

                Investor Class                          1.00%
                Institutional Class                     0.80%
                Advisor Class                           0.75%
                Class C                                 1.00%

Series No. 12

                Investor Class                          0.90%
                Institutional Class                     0.70%
                Advisor Class                           0.65%

Series No. 19

                Investor Class                          1.10%
                Institutional Class                     0.90%

Series No. 20

                Investor Class                          1.50%
                Institutional Class                     1.30%


Item 74
Series Number:  1


74U.    1. Number of shares outstanding (000's omitted)
        Investor Class              267050
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
        Advisor Class              2213
        Institutional Class       30649
        C Class                      33

Item 77
77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $14.80
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class           $14.70
        Institutional Class     $14.87
        C Class                 $14.66


Series Number: 2

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
        Investor Class            8456
        2.Dividends for a second class of open-end company shares
        Advisor Class                -
        Institutional Class         690

73A) 1. Dividends from net investment income
        Investor Class          $0.0628
          2. Dividends for a second class of open-end company shares
        Advisor Class                -
        Institutional Class     $0.1341

74U.    1. Number of shares outstanding (000's omitted)
        Investor Class          121839
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
        Advisor Class               713
        Institutional Class        6388

77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $28.91
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class           $28.66
        Institutional Class     $29.10

Series Number: 3

74U.    1. Number of shares outstanding (000's omitted)
        Investor Class          852648
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
        Advisor Class             18126
        Institutional Class       25269
        C Class                      23


77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $21.83
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class           $21.62
        Institutional Class     $22.02
        C Class                 $21.59


Series Number:  4

74U.    1. Number of shares outstanding (000's omitted)
        Investor Class          104446
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
        Advisor Class             1239
        Institutional Class       4041
        C Class                     12

77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $9.25
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class           $9.15
        Institutional Class     $9.34
        C Class                 $9.12

Series Number:  11

74U.    1. Number of shares outstanding (000's omitted)
        Investor Class          110821
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
        Advisor Class               413
        Institutional Class       16609
        C Class                      16

77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $9.11
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class           $9.05
        Institutional Class     $9.17
        C Class                 $8.99


Series Number:  12

72DD).1 Total income dividends for which record date passed during the period ($000's omitted)
        Investor Class             15305
        2.Dividends for a second class of open-end company shares
        Advisor Class               352
        Institutional Class         488

73A)1. Dividends from net investment income
        Investor Class          $0.3458
         2. Dividends for a second class of open-end company shares
        Advisor Class           $0.3111
        Institutional Class     $0.3730

74U.    1. Number of shares outstanding (000's omitted)
        Investor Class           41689
        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
        Advisor Class              1078
        Institutional Class        1251

77V.    1. Net asset value per share (to nearest cent)
        Investor Class          $12.98
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
        Advisor Class           $12.97
        Institutional Class     $12.99